Exhibit 99.1
Investor Presentation RBC Capital Markets 2008 Financial Institutions Conference September 17, 2008

Who We Are Main Sub: Rockland Trust Market: S.E. Massachusetts Loans: $2.6 B Deposits: $2.5 B $AUM: $1.3 B Market Cap: $0.5 B NASDAQ: INDB

Key Messages Completing our repositioning for superior risk/returns Growth reemerging in priority businesses We're more than a traditional, community bank Business platform in excellent shape and leverageable Extending our strong local market presence Extraordinary levels of customer loyalty and satisfaction - where each relationship matters Well-positioned to capitalize on exciting regional developments

Company Footprint 61 Branches 5 Mortgage Banking Centers 9 Commercial Banking Centers 4 Investment Management Centers Business generation extends beyond S.E. Mass. footprint Source: SNL Financial; Deposit/Market Share data as of June 30, 2007 including pending transactions. (Includes Credit Unions) * Proforma to include the acquisition of Slade's Ferry Bancorp

Attractive Demographics Source: SNL Financial MA Plymouth County Barnstable County Bristol County A 0.0192 B 0.0492 C 0.0222 D 0.0202 MA Plymouth County Barnstable County Bristol County A 66.046 B 73.061 C 61.707 C 55.371 Projected Population Growth 2007 - 2012 Median HH Income ($ Thou.) 2007

Exciting Regional Developments Economic Stimuli and Growth From: Major commuter rail expansion Potential gaming site: 1st in state High % of undeveloped land Steady migration into Cape Cod National retailers expanding into the region INDB Well-Positioned To Capitalize

Growth Market Infrastructure Rail Lines Existing Opened November 2007 Proposed Highway Rt. 44 Expansion Potential Gaming Site Potential Film Studios

Acquisition of Slade's Ferry Bancorp (SFBC) Strategic Rationale Contiguous market expansion in S.E. Mass. - State's fastest growing region Significant share improvement in vital Providence - New Bedford corridor (23rd to 8th) Adding a solid loan and deposit base Ability to further penetrate SFBC customer base with INDB's deeper product set Accretive transaction - Closed March 1, 2008

INDB/SFBC Footprint INDB: 52 Branches SFBC: 9 Branches SFBC 12/31/07 ($MM) Deposits: $390 Loans: $458 Equity: $ 52

Bringing INDB's Deeper Product Set to SFBC's Customer Base Consumer Home Equity Deposit Services Marketing Programs Commercial Commercial Banking New Market Tax Credit Program IRS Sec. 1031 Services (Compass Exchange) Wealth Management Investment Management & Trust AUM: $1B+ 4 Inv. Centers SFBC Customers

Building Franchise Value $158mm Assets $137mm Deposits 4 Branches IRS Sec. 1031 Like-Kind Exchange Services $200mm AUM $336mm Deposits $135mm Loans 16 Branches Deal Value: $40mm 12% Dep. Premium Deal Value: $37mm 11% Dep. Premium Deal Value: N/A Cash Deal w/ Earn-Out Deal Value: N/A Cash Deal w/ Earn-Out Disciplined Acquisitions Fleet Divest. Aug '00 Falmouth Bancorp Jul '04 Compass Exchange Jan '07 O'Connell Investments Nov '07 All Acquisitions Immediately Accretive $610mm Assets $409mm Deposits 9 Branches Deal Value: $105MM 17% Dep. Premium Slade's Ferry Bancorp Mar '08

Prevailing Environment - Tough One For Sure Intense competitive pricing Housing market pressures Credit markets in disarray Challenging yield curve Negative investor psychology

Current Tough Environment - Our Response Sitting still is not an option Sharpen the pencil on risk/returns Feed our strengths Will not reach for earnings ... retained credit discipline Employ capital judiciously Hit the ground running when conditions improve

Current Tough Environment - Our Gameplan Reduce below-hurdle assets Grow competitively-advantaged loan businesses Grow fee-based activities, esp. wealth management Improve funding mix Capitalize on New Market Tax Credit Program Manage expenses tightly ... fund growth initiatives Selectively consider value-added acquisitions Return excess capital to shareholders Repositioning for Superior Long-Term Performance

Repositioning the Balance Sheet Asset Class Securities Residential Mortgages Indirect Auto Commercial Loans Home Equity Emphasis

Repositioning the Balance Sheet - Net Result Improved Earning Asset and Funding Mix Improvement / Sustenance of Interest Margin Freeing-Up of Capital Improvement in Expected Returns Sacrifice of Near-Term Earnings

2005 2006 2007 Q1 '08 Q2 '08 447 398 341 450 322 114 2005 2006 2007 Q1 '08 Q2 '08 717 517 507 487 489 Reducing Below - Hurdle Assets Securities Residential R.E. Loans Auto Loans $ Millions 2005 2006 2007 Q1 '08 Q2 '08 263 207 156 147 141 Shedding Non-Relationship Assets Slade's Ferry $114

2005 2006 2007 Q1 '08 Q2 '08 51 60 70 74 86 206 234 260 333 348 2005 2006 2007 Q1 '08 Q2 '08 2005 2006 2007 Q1 '08 Q2 '08 824 860 931 1194 1233 Lending Businesses - Areas of Emphasis Commercial Commercial R.E. Strong Pipeline Adding Experienced Lenders Highly Diversified New Market Tax Credit Program Home Equity Generates New Customers High Credit Standards Business Banking $ Millions

Repositioning the Balance Sheet Home Eq/Oth. Consumer Loans Consumer-Resi's & Auto Loans Securities & ST Investments Commercial Loans 0.11 0.25 0.27 0.37 Home Eq./Oth. Consumer Loans Consumer - Resi's & Auto Loans Securities & ST Investments Commercial Loans 0.14 0.19 0.16 0.51 2005 $2.8 B Q2 2008 $3.1 B More Attractive Earning Asset Mix Shift In Composition Expected to Continue

Improved Funding Mix - Lower Cost Deposits Savings/ Now C/D's Money Market Demand Deposits 0.28 0.3 0.19 0.23 TOTAL DEPOSITS Q2 2008 $2.5 B AVERAGE COST - TOTAL DEP: 1.92% Very Focused On Containing Deposit Costs

Q2 '07 Q2 '08 0.51 0.43 Q2 '07 Q2 '08 7.2 7 2005 2006 2007 Q1 '08 Q2 '08 2.8 2.6 2.6 3 3.1 Repositioning the Balance Sheet Earning Assets ($ Billions) Net Operating Results Earnings ($Millions) Recent Earnings Trends Reflect Shrinking of the Balance Sheet Earnings per Share ($) * * Includes a $1.9 million pre-tax, or $0.08 per share, securities impairment charge

Net Interest Margin Holding Up Despite Difficult Conditions

Q2 '06 Q2 '07 Q2 '08 7.2 8 9.5 Fee Based Revenues - Steady and Growing Source * Loss on Write-Down of Investments to Fair Value in 2008. % of Operating Revenues Operating Non-Interest Income* ($ Millions) Q2 '06 Q2 '07 Q2 '08 0.22 0.25 0.24

2005 2006 2007 Q1 '08 Q2 '08 5.3 6.1 8.1 2.7 3.1 Q4 '06 Q3 '07 Q4 '07 Q1 '08 Q2 '08 816 1106 1289 1297 1251 Fee Based Revenues - Steady and Growing Source 53% Assets Under Management ($ Millions) Wealth Management Revenue ($ Millions) Wealth Management - Strategic Priority Natural Fit with Client Base Change in Retail Origination Model Paying Off Recent O'Connell Acquisition Extends Reach # of Accounts 1,528 1,786 2,500 2,590

New Market Tax Credit Program Federal program incenting community business lending Awards tax credits to selected institutions Tax credits extend over multi-year period INDB: has the only Mass. bank sub to receive award in '06

2006 2007 2008 YTD Q2 '08 2.2 3.1 2.4 2.4 Strong Asset Quality Net Charge Offs ($ Millions) NPA's ($ Millions) Dec '06 Dec '07 Q1 '08 Q2 '08 7.2 8.3 11.9 12.1 NPA % 0.25% 0.30% 0.36% 0.36% Loss Rate 11bp 16bp 19bp

Strong Loan Loss Reserves Reserves / Non- Performing Loans Reserves / Loans Dec '06 Dec '07 Q1 '08 Q2 '08 0.0132 0.0131 0.0129 0.0129 Dec '06 Dec '07 Q1 '08 Q2 '08 3.84 3.51 2.99 3.12

Mortgage Lending - High Credit Standards

Strong Capital - Returning Excess to Shareholders Tangible % Tier 1 Leverage % ---------------------------- Since YE '05 --------------------------- Repurchased 1.8 million shares = 12% of total shares Issued $30 million of subordinated debt in Q3 '08 Q4 '05 Q4 '06 Q4 '07 Q1 '08 Q2 '08 0.0771 0.0805 0.0802 0.0855 0.0761 Q4 '05 Q4 '06 Q4 '07 Q1 '08 Q2 '08 0.057 0.063 0.059 0.054 0.053

Better Positioned for the Turn Balance Sheet Growth Resumed in 2008 Fee-Based Revenues Growing Nicely Net Interest Margin Maintaining Strength Excellent Shape Creditwise Accretive Deals Being Implemented Adding Talent in the Right Places Creative Info-Based Sales/Marketing Programs Underway Regional Growth Dynamics Gaining Traction Management Excited and Determined to Perform

Statements contained in this presentation that are not historical facts are "forward- looking statements" that are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time. NASDAQ Ticker: INDB www.rocklandtrust.com Denis Sheahan - CFO Shareholder Relations: Jennifer Kingston (781) 878-6100